                                                                    EXHIBIT 10.1




                         SECURITIES PURCHASE AGREEMENT

         SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of April 9, 1998, by and among Harken Energy Corporation, a Delaware corporation, with headquarters located at 5605 N. MacArthur Boulevard, Suite 400, Irving, Texas 75038 ("COMPANY"), and RGC International Investors, LDC (the "BUYER").

         WHEREAS:

         A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT");

         B. The Company has authorized a new series of preferred stock, designated as Series F Convertible Preferred Stock (the "PREFERRED STOCK"), having the rights, preferences and privileges set forth in the Certificate of Designations, Rights and Preferences attached hereto as EXHIBIT "A" (the "CERTIFICATE OF DESIGNATION");

         C. The Preferred Stock is convertible into shares of common stock, $.01 par value per share, of the Company (the "COMMON STOCK"), upon the terms and subject to the limitations and conditions set forth in the Certificate of Designation;

         D. The Buyer desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, an aggregate of Fifteen Thousand (15,000) shares of Preferred Stock, for an aggregate purchase price of Fifteen Million Dollars ($15,000,000); and

         E. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as EXHIBIT "B" (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws; and

         NOW, THEREFORE, the Company and the Buyer hereby agree as follows:

                 1.       PURCHASE AND SALE OF PREFERRED SHARES.

                          a.      Purchase of Preferred Shares.  Subject to the
terms and conditions hereof, the Company shall issue and sell to the Buyer and the Buyer agrees to purchase from the

Company 15,000 shares of Series F Convertible Preferred Stock (collectively, together with any Preferred Stock issued in replacement thereof or otherwise with respect thereto in accordance with the terms thereof, the "PREFERRED SHARES") for the aggregate purchase price of Fifteen Million United States Dollars ($15,000,000) (the "Purchase Price").

                          b.      Form of Payment.  On the Closing Date (as
defined below), (i) the Buyer shall pay the Purchase Price for the Preferred Shares to be issued and sold to it at the closing by wire transfer of immediately available funds to the Company, in accordance with the Company's written wiring instructions, against delivery of duly executed certificates representing such number of Preferred Shares which the Buyer is purchasing and
(ii) the Company shall deliver such certificates duly executed on behalf of the Company, to the Buyer, against delivery of such Purchase Price.

                          c.      Closing Date.  Subject to the satisfaction
(or waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Preferred Shares pursuant to this Agreement (the "CLOSING DATE") shall be 12:00 noon Eastern Standard Time on April 9, 1998, or such other mutually agreed upon time. The closing shall occur on the Closing Date at the offices of the Company, or at such other location as may be agreed to be the parties.

                 2. BUYER'S REPRESENTATIONS AND WARRANTIES. The Buyer represents and warrants to the Company that:

                          a.      Investment Purpose.  As of the date hereof,
the Buyer is purchasing the Preferred Shares, the Investment Options described in Section 4(e) below (the "Investment Options") and the shares of Common Stock
(i) issuable upon conversion of the Preferred Shares and (ii) issuable upon exercise of the Investment Options (collectively, the "CONVERSION SHARES" and, together with the Preferred Shares and the Investment Options, the "SECURITIES") for its own account for investment only and not with a view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act.

                          b.      Accredited Investor Status.  The Buyer is an
"accredited investor" as that term is defined in Rule 501(a) of Regulation D.

                          c.      Reliance on Exemptions.  The Buyer
understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.





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                          d.      Information.  The Buyer and its advisors, if
any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received what the Buyer believes to be satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Securities involves a significant degree of risk.

                          e.      Governmental Review.  The Buyer understands
that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

                          f.      Transfer or Resale.  The Buyer understands
that (i) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the 1933 Act or any applicable state securities laws, and may not be transferred unless (a) subsequently included in an effective registration statement thereunder, (b) the Buyer shall have delivered to the Company an opinion of counsel (which opinion shall be reasonably acceptable to the Company) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, or (c) sold pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule) ("RULE 144")); (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement, provided that such transaction complies with applicable securities laws.

                          g.      Legends.  The Buyer understands that the
Preferred Shares and, until such time as the Conversion Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the Conversion Shares, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

                 "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The





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                 securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act."

                 The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act and such sale or transfer is effected or (c) such holder provides the Company with reasonable assurances that such Security can be sold pursuant to Rule 144 under the 1933 Act (or a successor rule thereto) without any restriction as to the number of Securities acquired as of a particular date that can then be immediately sold. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

                          h.      Authorization; Enforcement. This Agreement
and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of the Buyer and are valid and binding agreements of the Buyer enforceable in accordance with their terms.

                          i.      Residency.  The Buyer is a resident of the
jurisdiction set forth immediately below such Buyer's name on the signature page hereto.

                 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Buyer that, except as described in the Schedules hereto and except as set forth in any document filed by the Company (not including the exhibits thereto) with the SEC since March 31, 1997 pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 ACT"):

                          a.      Organization and Qualification.  The Company
and each of its Subsidiaries (as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. SCHEDULE 3(A) sets forth a list of all of the Subsidiaries of the Company and the jurisdiction in which each is incorporated. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it





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makes such qualification necessary except where the failure to be so qualified or in good standing could not reasonably be expected to have a Material Adverse Effect. "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, operations, assets, or financial condition of the Company and its Subsidiaries taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. "SUBSIDIARIES" means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, a majority equity or other ownership interest.

                          b.      Authorization; Enforcement.  (i) The Company
has all requisite corporate power and authority to file and perform its obligations under the Certificate of Designation and to enter into and perform this Agreement and the Registration Rights Agreement and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Preferred Shares and the issuance and reservation for issuance of the Conversion Shares issuable upon conversion thereof) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required (except for any shareholder approval that may be required pursuant to Section 4(h) hereof), (iii) this Agreement has been duly executed and delivered and the Certificate of Designation has been duly filed by the Company, and (iv) this Agreement and the Certificate of Designation constitutes, and upon execution and delivery by the Company of the Registration Rights Agreement such instrument will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

                          c.      Capitalization.  As of the date hereof, the
authorized capital stock of the Company consists of (i) 175,000,000 shares of Common Stock of which 122,823,347 shares are issued and outstanding, 8,960,499 shares are reserved for issuance pursuant to the Company's stock option plans, 12,234,624 shares are reserved for issuance pursuant to securities (other than the Preferred Shares) exercisable for, or convertible into or exchangeable for shares of Common Stock and 4,897,959 shares are reserved for issuance upon conversion of the Preferred Shares (subject to adjustment pursuant to the Company's covenant set forth in Section 4(h) below) and exercise of the Investment Options; and (ii) 10,000,000 shares of preferred stock, none of which shares are issued and outstanding. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Except as disclosed in SCHEDULE 3(C), as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company





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or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except the Registration Rights Agreement) and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Preferred Shares or the Conversion Shares. The Company has furnished or made available to the Buyer true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("CERTIFICATE OF INCORPORATION"), the Company's By-laws, as in effect on the date hereof (the "BY-LAWS"), and the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto.

                          d.      Issuance of Shares.  The Preferred Shares and
Conversion Shares are duly authorized and, upon issuance in accordance with the terms of this Agreement (including the issuance of the Conversion Shares upon (i) conversion of the Preferred Shares in accordance with the Certificate of Designation and (ii) exercise of the Investment Options in accordance with
Section 4(e) of this Agreement) will be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company (provided that the Company may be required to obtain shareholder approval to authorize additional shares pursuant to Section 4(h) hereof). The term Conversion Shares includes the shares of Common Stock issuable upon conversion of the Preferred Shares, including without limitation, such additional shares, if any, as are issuable pursuant to the Certificate of Designation. The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Conversion Shares upon conversion of the Preferred Shares and exercise of the Investment Options. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Preferred Shares and exercise of the Investment Options in accordance with this Agreement and the Certificate of Designation is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

                          e.      No Conflicts.  The execution, delivery and
performance of this Agreement and the Registration Rights Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the filing of the Certificate of Designation and the issuance and reservation for issuance of the Conversion Shares; provided that the Company may be required to obtain shareholder approval to authorize additional shares pursuant to Section 4(h) hereof) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule,





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regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults and rights as could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as the Buyer owns any of the Preferred Shares, in violation of any law, ordinance or regulation of any governmental entity, except as could not reasonably be expected to have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof. Except as disclosed in SCHEDULE 3(E), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of the American Stock Exchange (the "AMEX") and does not reasonably anticipate that the Common Stock will be delisted by the AMEX in the foreseeable future. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

                          f.      SEC Documents, Financial Statements.  Since
December 31, 1994, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the "SEC DOCUMENTS"). The Company has delivered or made available to the Buyer true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances





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under which they were made, not misleading.  As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 1996 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

                          g.      Absence of Certain Changes.  Since December
31, 1997 (the date of the Company's last audited financial statements), there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition or results of operations of the Company or any of its Subsidiaries.

                          h.      Absence of Litigation.  There is no action,
suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect. SCHEDULE 3(H) contains a complete list and summary description of any pending or threatened proceeding against or affecting the Company or any of its Subsidiaries, without regard to whether it would have a Material Adverse Effect. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

                          i.      Patents, Copyrights, etc.  The Company and
each of its Subsidiaries owns or possesses the requisite licenses or rights to use all patents, patent rights, inventions, know-how, trade secrets, trademarks, service marks, service names, trade names and copyrights ("INTELLECTUAL PROPERTY") necessary to enable it to conduct its business as now operated (and, except as set forth in SCHEDULE 3(I) hereof, to the best of the Company's knowledge, as presently contemplated to be operated in the future); there is no claim or action by any person pertaining to, or proceeding pending, or to the Company's knowledge threatened which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, except as set forth in SCHEDULE 3(I) hereof, to the





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best of the Company's knowledge, as presently contemplated to be operated in the future); to the best of the Company's knowledge, the Company's or its Subsidiaries, current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

                          j.      [Intentionally Omitted]


                          k.      Tax Status.  Except as set forth on SCHEDULE
3(K), the Company and each of its Subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, except for filings and payments that could not reasonably be expected to have a Material Adverse Effect. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

                          l.      Certain Transactions.  Except as set forth on
SCHEDULE 3(L) and except for arm's length transactions pursuant to which the Company or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Company or any of its Subsidiaries could obtain from third parties and other than the grant of stock options disclosed on SCHEDULE 3(C), none of the officers or directors of the Company is presently a party to any transaction or transactions (which are, individually or in the aggregate, material to the Company) with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer or director has a substantial interest or is an officer, director, trustee or partner.

                          m.      Disclosure.  All information relating to or
concerning the Company or any of its Subsidiaries set forth in this Agreement and provided to the Buyer pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists





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with respect to the Company or any of its Subsidiaries or its or their business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company on or before the date hereof but which has not been so publicly announced or disclosed (assuming for this purpose that the Company's reports filed under the 1934 Act are being incorporated into an effective registration statement filed by the Company under the 1933 Act).

                          n.      Acknowledgment Regarding Buyer's Purchase of
Securities. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Buyer or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Buyer's purchase of the Securities. The Company further represents to the Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

                          o.      No Integrated Offering.  Neither the Company,
nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyer. The issuance of the Securities to the Buyer will not be integrated with any other issuance of the Company's securities (past, current or future) which requires stockholder approval under the rules of the AMEX.

                          p.      No Brokers.  The Company has taken no action
which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby, except for dealings with Shimono Group Incorporated, whose commissions and fees will be paid for by the Company.

                          q.      Permits; Compliance.  The Company and each of
its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "COMPANY PERMITS"), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits, except such Company Permits and actions which could not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since December 31, 1997, neither the Company nor any of its Subsidiaries has received





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any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations could not reasonably be expected to have a Material Adverse Effect.

                          r.      Environmental Matters.

                                  (i)      Except as set forth in SCHEDULE
3(R), there are, to the Company's knowledge, with respect to the Company or any of its Subsidiaries or any predecessor of the Company, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither the Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company's knowledge, threatened in connection with any of the foregoing except, in each case, as could not reasonably be expected to have a Material Adverse Effect. The term "ENVIRONMENTAL LAWS" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, "HAZARDOUS MATERIALS") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

                                  (ii)     Other than those that are or were
stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its Subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its Subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries, except in the normal course of the Company's or any of its Subsidiaries' business or could not reasonably be expected to have a Material Adverse Effect.

                                  (iii)    Except as set forth in SCHEDULE
3(R), there are no underground storage tanks on or under any real property owned, leased or used by the Company or any of its Subsidiaries that are not in compliance with applicable law.

                          s.      Title to Property.  The Company and its
Subsidiaries have marketable title to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in SCHEDULE 3(S) or such as would not have a Material Adverse Effect (it being understood that marketable title as used herein shall mean such title to real property as is customarily held in the oil and gas business). Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.

                          t.      Insurance.  The Company and each of its
Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

                          u.      Internal Accounting Controls.  The Company
and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability,
(iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                          v.      Foreign Corrupt Practices.  Since December
31, 1994, neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

                 4.       COVENANTS.

                          a.      Best Efforts.  The parties shall use their
best efforts to satisfy timely each of the conditions described in Section 6 and 7 of this Agreement.

                          b.      Form D; Blue Sky Laws.  The Company agrees to
file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Buyer at the applicable closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to each Buyer on or prior to the Closing Date.

                          c.      Reporting Status; Eligibility to Use Form
S-3. The Company's Common Stock is registered under Section 12(b) of the 1934 Act. So long as any Buyer beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. The Company currently meets, and will use its commercially reasonable best efforts to continue to meet, the "registrant eligibility" requirements set forth in the general instructions to Form S-3.

                          d.      Use of Proceeds.  The Company shall use the
proceeds from the sale of the Preferred Shares and the shares of Common Stock issued pursuant to the Investment Options (as defined below) in the manner set forth in SCHEDULE 4(D) attached hereto and made a part hereof and shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with its currently existing direct or indirect Subsidiaries).

                          e.      Investment Options.  At the time of each
conversion of Preferred Stock by Buyer, Buyer shall have the option (the "Investment Options") to purchase one additional share of Common Stock for every share of Common Stock issuable as a result of such conversion of the Preferred Stock (not including shares of Common Stock issuable as a result of the Premium Amount (as defined in the Certificate of Designation)) on the applicable Conversion Date (as defined in the Certificate of Designation), at a purchase price equal to the applicable Conversion Price (as defined in the Certificate of Designation). In order to exercise the Investment Option that arises on a Conversion Date, the Buyer must make the appropriate election included on the Notice of Conversion (as defined in the Certificate of Designation) in respect of such Conversion Date and pay to the Company, in immediately available funds, on or within one business day following the Conversion Date, the aggregate purchase price for the shares of Common Stock issuable as a result of the exercise of such Investment Option. Failure to make such election or payment in accordance with the immediately preceding sentence will result in expiration of the Investment Option in respect of such Conversion Date.

                          Notwithstanding anything in this Section 4(e) to the
contrary, unless the Buyer delivers a waiver in accordance with the immediately following sentence, in no event (other than pursuant to the Automatic Conversion (as defined in the Certificate of Designation)) shall the

Buyer be entitled to exercise a number of Investment Options (or portions thereof) in excess of the number of Investment Options (or portions thereof) upon exercise of which the sum of (i) the number of shares of Common Stock beneficially owned by the Buyer and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised Investment Options and unconverted Preferred Shares) and (ii) the number of shares of Common Stock issuable upon exercise of the Investment Options (or portions thereof) with respect to which the determination described herein is being made, would result in beneficial ownership by the Buyer and its affiliates of more than 4.9% of the outstanding shares of Common Stock. For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the 1934 Act, and Regulation 13D-G thereunder, except as otherwise provided in clause (i) hereof and the Buyer may waive the limitations set forth therein by written notice to the Company upon not less than sixty-one (61) days prior written notice (with such waiver taking effect only upon the expiration of such sixty-one (61) day notice period).

                          f.      Expenses.  At the closing, the Company shall
pay to Rose Glen Capital Management, L.P. ("RGC") a nonaccountable expense allowance equal to Thirty Thousand Dollars ($30,000).

                          g.      Financial Information.  The Company agrees to
send the following reports to each Buyer until such Buyer transfers, assigns, or sells all of the Securities: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K; (ii) within one (1) day after release, copies of all press releases issued by the Company or any of its Subsidiaries; and (iii) contemporaneously with the making available or giving to the stockholders of the Company, copies of any notices or other information the Company makes available or gives to such stockholders.

                          h.      Reservation of Shares.  The Company shall not
reduce the number of shares of Common Stock reserved for issuance upon conversion of Preferred Shares without the consent of each Buyer. The Company shall use its best efforts at all times to maintain the number of shares of Common Stock so reserved for issuance at no less than the full number that is then actually issuable upon full conversion of the Preferred Shares (based on the Conversion Price of the Preferred Shares in effect from time to time) and the full exercise of the Investment Options. If at any time the number of shares of Common Stock authorized and remaining reserved for issuance is below the number of Conversion Shares issuable upon conversion of the Preferred Shares and exercise of the Investment Options (based on the Conversion Price of the Preferred Shares then in effect), the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of shareholders to authorize additional shares to meet the Company's obligations under this Section 4(h), in the case of an insufficient number of authorized shares, and using its best efforts to obtain shareholder approval of an increase in such authorized number of shares.

                          i.      Listing.  The Company shall promptly secure
the listing of the Conversion Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable upon conversion of the Preferred Shares and the exercise of the Investment Options. The Company will obtain and maintain the listing and trading of its Common Stock on the AMEX, the Nasdaq National Market ("NASDAQ"), the Nasdaq SmallCap Market ("NASDAQ SMALLCAP") or the New York Stock Exchange ("NYSE"), and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable. The Company shall promptly provide to each Buyer copies of any notices it receives from the AMEX and any other exchanges or quotation systems on which the Common Stock is then listed regarding the continued eligibility of the Common Stock for listing on such exchanges and quotation systems.

                          j.      Corporate Existence.  So long as a Buyer
beneficially owns any Preferred Shares, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on the AMEX, Nasdaq or NYSE.

                          k.      No Integration.  The Company will not conduct
any future offering that will be integrated with the issuance of the Securities solely for purposes of Rule 713 of the AMEX.

                          l.      Solvency.  The Company (both before and after
giving effect to the transactions contemplated by this Agreement) is solvent (i.e., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and currently the Company has no information that would lead it to reasonably conclude that the Company would not have, nor does it intend to take any action that would impair, its ability to pay its debts from time to time incurred in connection therewith as such debts mature. The Company did not receive a qualified opinion from its auditors with respect to its most recent fiscal year end and does not anticipate or know of any basis upon which its auditors might issue a qualified opinion in respect of its current fiscal year.

                 5.       TRANSFER AGENT INSTRUCTIONS.      The Company shall
issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of the Buyer or, after registration of the Conversion Shares under the 1933 Act, its nominee, for the Conversion Shares in such amounts as specified from time to time by the Buyer to the Company upon conversion of the Preferred Shares in accordance with the terms thereof upon receipt by the Company of a properly completed and executed notice of conversion in accordance with the

Certificate of Designation (the "IRREVOCABLE TRANSFER AGENT INSTRUCTIONS"). Prior to registration of the Conversion Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Conversion Shares, prior to registration of the Conversion Shares under the 1933 Act), will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement set forth in Section 2(g) hereof to comply with all applicable prospectus delivery requirements, if any, upon resale of the Securities. If the Buyer provides the Company with an opinion of counsel, reasonably satisfactory to the Company in form, substance and scope, that registration of a resale by the Buyer of any of the Securities is not required under the 1933 Act, the Company shall permit the transfer, and, in the case of the Conversion Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Buyer. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this
Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Buyer shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

                 6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL. The obligation of the Company hereunder to issue and sell the Preferred Shares to the Buyer at the closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

                          a.      The Buyer shall have executed this Agreement
and the Registration Rights Agreement, and delivered the same to the Company.

                          b.      The Buyer shall have delivered the Purchase
Price in accordance with Section 1(b) above.

                          c.      The Certificate of Designation shall have
been accepted for filing with the Secretary of State of the State of Delaware.

                          d.      The representations and warranties of the
Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

                          e.      No litigation, statute, rule, regulation,
executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                 7. CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE. The obligation of the Buyer hereunder to purchase the Preferred Shares at the closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for such Buyer's sole benefit and may be waived by the Buyer at any time in its sole discretion:

                          a.      The Company shall have executed this
Agreement and the Registration Rights Agreement, and delivered the same to the Buyer.

                          b.      The Company shall have delivered to the Buyer
duly executed certificates (in such denominations as the Buyer shall request) representing the Preferred Shares in accordance with Section 1(b) above.

                          c.      The Certificate of Designation shall have
been accepted for filing with the Secretary of Sate of the State of Delaware, and a copy thereof certified by such Secretary of State shall have been delivered to the Buyer.

                          d.      The Irrevocable Transfer Agent Instructions,
in form and substance satisfactory to the Buyer, shall have been delivered to and acknowledged in writing by the Company's Transfer Agent.

                          e.      The representations and warranties of the
Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer shall have received a certificate or certificates, executed by the chief executive officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer including, but not limited to certificates with respect to the Company's Certificate of Incorporation, By-laws and Board of Directors' resolutions relating to the transactions contemplated hereby.

                          f.      No litigation, statute, rule, regulation,
executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                          g.      Trading in the Common Stock on the AMEX shall
not have been suspended by the SEC or the AMEX.

                          h.      The Buyer shall have received an opinion of
the Company's general counsel, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer and in substantially the same form as EXHIBIT "C" attached hereto.

                 8.       GOVERNING LAW; MISCELLANEOUS.

                          a.      Governing Law.  This Agreement shall be
governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts located in Delaware with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby.

                          b.      Counterparts; Signatures by Facsimile.  This
Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                          c.      Headings.  The headings of this Agreement are
for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                          d.      Severability.  If any provision of this
Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

                          e.      Entire Agreement; Amendments.  This Agreement
and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

                          f.      Notices.  Any notices required or permitted
to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular U.S. mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or upon telephone confirmation of receipt by the addressee if by facsimile, in each case addressed to a party. The addresses for such communications shall be:



                          If to the Company:

                                  Harken Energy Corporation
                                  5605 N. MacArthur Boulevard
                                  Suite 400
                                  Irving, Texas  75038
                                  Attention:  Mikel D. Faulkner
                                  Facsimile:  (972) 753-6944

                          With copy to:

                                  Harken Energy Corporation
                                  5605 N. MacArthur Boulevard
                                  Suite 400
                                  Irving, Texas  75038
                                  Attention:  Larry E. Cummings
                                  Facsimile:  (972) 753-6963


                 If to the Buyer: To the address set forth immediately below the Buyer's name on the signature pages hereto.

                 Each party shall provide notice to the other party of any change in address.

                          g.      Successors and Assigns.  This Agreement shall
be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other, which consent will not be unreasonably withheld; provided that, in the event of a proposed assignment to a competitor of the Company or to a purchaser seeking to acquire control of the Company without the consent of the Board of Directors of the Company, such consent may be withheld for any reason or for no reason. Notwithstanding the foregoing, subject to Section 2(f), the Buyer may assign its rights hereunder to any holder of an interest in the Buyer upon a liquidation of the Buyer's assets in accordance with its governing documents or to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of the Company.

                          h.      Third Party Beneficiaries.  This Agreement is
intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                          i.      Survival.  The representations and warranties
of the Company and the Buyer and the agreements and covenants set forth in Sections 2, 3, 4, 5 and 8 shall survive the closing hereunder for two (2) years notwithstanding any due diligence investigation conducted by or on behalf of the other party. The Company agrees to indemnify and hold harmless the Buyer and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any material breach by the Company of any of its representations, warranties and covenants set forth in Sections 3 and 4 hereof or any of its covenants and obligations under this Agreement or the Registration Rights Agreement, including advancement of expenses as they are incurred.

                          j.      Publicity.  The Company and the Buyer shall
have the right to review a reasonable period of time before issuance of any press releases, SEC, the AMEX or NASD filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or SEC, the AMEX or NASD filings with respect to such transactions as is required by applicable law and regulations.

                          k.      Further Assurances.  Each party shall do and
perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                          l.      No Strict Construction.  The language used in
this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                 IN WITNESS WHEREOF, the Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.


HARKEN ENERGY CORPORATION


By:      /s/ Larry E. Cummings
   ------------------------------------------------
         Larry E. Cummings
         Vice President and Secretary


RGC INTERNATIONAL INVESTORS, LDC

By:      Rose Glen Capital Management, L.P., Investment Manager
         By:     RGC General Partner Corp., as General Partner


By:      /s/ Wayne D. Bloch
   ------------------------------------------------
         Wayne D. Bloch
         Managing Director

RESIDENCE:   Cayman Islands

ADDRESS:

         c/o Rose Glen Capital Management, L.P.
         3 Bala Plaza East, Suite 200
         251 St. Asaphs Road
         Bala Cynwyd, PA  19004
         Facsimile:       (610) 617-0570
         Telephone:       (610) 617-5900


AGGREGATE SUBSCRIPTION AMOUNT:

         Number of Shares of Preferred Stock:                             15,000
         Aggregate Purchase Price:                                   $15,000,000